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                                                                     EXHIBIT 1.1


                               HERMAN MILLER, INC.


                         FORM OF UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS
                                (DEBT SECURITIES)


                                                             , 2000


         From time to time, Herman Miller, Inc., a Michigan corporation (the "COMPANY"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "UNDERWRITING AGREEMENT"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

         The Company has filed with the Securities and Exchange Commission (the
"COMMISSION") a registration statement (No. 333-     ), including a prospectus,
relating to the Debt Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The term "REGISTRATION STATEMENT" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "BASIC PROSPECTUS" means the prospectus included in the Registration Statement. The term "PROSPECTUS" means the Basic Prospectus together with the Prospectus Supplement. The term "PRELIMINARY PROSPECTUS" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT," "AMENDMENT" and "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

         The term "CONTRACT SECURITIES" means the Offered Securities to be

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purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "DELAYED DELIVERY CONTRACTS"). The term "UNDERWRITERS' SECURITIES" means the Offered Securities other than Contract Securities.

           1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property

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         requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or through one or more subsidiaries by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (g) The Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (h) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the



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         Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts will not contravene any provision of (i) applicable law, (ii) the articles of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries, or to which any of their respective properties, assets or operations is subject or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, except, in the case of clause (iii), as would not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contracts, except such as may be required by the securities or Blue Sky laws of the various states and the securities laws of jurisdictions outside the United States in connection with the offer and sale of the Offered Securities. The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (k) Except as disclosed by the Company in the Prospectus on or prior to the date of this Agreement or any Underwriting Agreement, there are no legal or governmental proceedings pending or, to the knowledge of the Company after due inquiry, threatened to which the Company or any of




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         its subsidiaries is a party or to which any of the properties of the
         Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required, or, in any case, would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or any Delayed Delivery Contract, or which are otherwise material in the context of the sale of the Offered Securities.

                  (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (m) The financial statements included in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates shown and their results of operations and cash flows for the periods specified, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; any financial data schedules included in the Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing any pro forma financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (n) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (o) The Company and its subsidiaries and all of their respective assets and operations (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or




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         toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL
         LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (q) The Company has good and marketable title to all material real properties and all other material properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectus, the Company holds any leased material real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

                  (r) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except for such certificates, authorities and permits the lack of possession of which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (s) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is threatened that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.


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                  (t) The Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by it, or currently employed by it (except for such intellectual property rights currently employed by the Company the lack of ownership, possession or acquisition on reasonable terms of which would not have material adverse effect on the Company and its subsidiaries, taken as a whole), and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (u) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

           2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth in the applicable Underwriting Agreements, less the aggregate amount of Contract Securities.

           3. Terms of Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective


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portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

           4. Payment and Delivery. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made by wire transfer to the Company in Federal or other funds immediately available at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

         Delivery on the Closing Date of any Underwriters' Securities that are Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "GLOBAL DEBT SECURITY") evidencing the Offered Securities that are Debt Securities in bearer form to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("EURO-CLEAR"), and for Clearstream Banking, societe anonyme ("CLEARSTREAM") for credit to the respective accounts at Euro-clear or Clearstream of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus.

           5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes


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                  of Rule 436(g)(2) under the Securities Act; and

                          (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct on the Closing Date as if made on and as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date an opinion of Varnum, Riddering, Schmidt & Howlett LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                          (ii) each subsidiary of the Company listed on Schedule
                  I has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its


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                  incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction set forth opposite its name on such schedule;

                         (iii) this Agreement has been duly authorized, executed
                  and delivered by the Company;

                          (iv) the Indenture has been duly qualified under the
                  Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                           (v) the Delayed Delivery Contracts have been duly
                  authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                          (vi) the Offered Securities have been duly authorized
                  and executed by the Company and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);



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                         (vii) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts will not contravene any provision
                  (i) of applicable law, (ii) the articles of incorporation or by-laws of the Company, (iii) to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries, or to which any of the properties, assets or operations of the Company or any of its subsidiaries is bound or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, any of its subsidiaries or any of the properties, assets or operations of the Company or any of its subsidiaries, except, in the case of clause (iii), as would not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contracts, except such as may be required by the securities or Blue Sky laws of the various states and the securities laws of jurisdictions outside the United States in connection with the offer and sale of the Offered Securities; and the Company has corporate full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (viii) the Registration Statement has become
                  effective under the Securities Act, the Prospectus was filed with the Commission pursuant to the subparagraph specified in such opinion of Rule 424(b) under the Securities Act on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                          (ix) the statements (A) in the Prospectus under the
                  captions "Description of the Senior Notes," "Description of Debt Securities" and "Plan of Distribution" and (B) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, are accurate and fairly present the information called for with respect to such legal matters, documents


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                  and proceedings and fairly summarize the matters referred to therein; and the Offered Securities (other than any Contract Securities) conform, and any Contract Securities, when issued, delivered and sold in accordance with the provisions of the related Delayed Delivery Contract, will conform, to the description thereof contained in the Prospectus;

                          (x) such counsel does not know of any legal or
                  governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                          (xi) the Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

                         (xii) such counsel (A) is of the opinion that each
                  document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements, financial data, statistical data and supporting schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements, financial data, statistical data and supporting schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
                  (C) is of the opinion that the Registration Statement and Prospectus (except for financial statements, financial data, statistical data and supporting schedules included therein as to which such counsel need not express any opinion and except for that part of the


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                  Registration Statement that constitutes the Form T-1
                  heretofore referred to) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) has no reason to believe that (except for financial statements, financial data, statistical data and supporting schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  For purposes of the foregoing opinion, such counsel may state that (1) "Applicable Law" shall mean only the laws of the United States, the State of Michigan and the State of New York which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement, but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation except as specified herein, and (2) any opinion or statement herein which is expressed to be "to our knowledge" with respect to the existence or absence of facts or is otherwise qualified by words of like import means that the lawyers currently practicing law with such counsel who have represented the Company in connection with the issuance and sale of securities or who otherwise have had principal responsibility for representing the Company on other significant matters have no actual knowledge, after due inquiry, of the existence or absence of such facts.

                  (d) The Underwriters shall have received on the Closing Date an opinion or opinions of Sidley & Austin, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(iii), 5(c)(iv), 5(c)(v), 5(c)(vi), 5(c)(viii) and 5(c)(ix) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Plan of Distribution") and clauses 5(c)(xii)(B), 5(c)(xii)(C) and 5(c)(xii)(D) above and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Sidley & Austin may rely as to all matters governed by Michigan law upon the opinion of Varnum, Riddering, Schmidt & Howlett LLP referred to above.

                  With respect to Section 5(c)(xii) above, Varnum, Riddering, Schmidt & Howlett LLP may state that (1) their opinion and belief are based solely upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified and (2) they are not assuming any responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or Prospectus except as specified. With respect to clauses 5(c)(xii)(B), 5(c)(xii)(C) and 5(c)(xii)(D) above, Sidley & Austin may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                  The opinion of Varnum, Riddering, Schmidt & Howlett LLP described in Section 5(c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (e) The Underwriters shall have received on or prior to the date of this Agreement and on the Closing Date a letter, dated the date of this Agreement or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

         6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish the Manager, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish the Manager in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects; and the Company will also advise the Manager promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. Neither the Manager's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

                  (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to continue such qualifications in effect so long as required for the distribution.

                  (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                  (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

                  (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Offered Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Offered Securities under state law and all expenses in connection with the qualification of the Offered Securities for offer and sale under state law as provided in
         Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Offered Securities by the National Association of Securities Dealers, Inc., (vi) any fees charged by the rating agencies for the rating of the Offered Securities, (vii) all fees and expenses in connection with the preparation and filing of any registration statement on Form 8-A relating to the Offered Securities and all costs and expenses incident to listing the Offered Securities on any national securities exchange or foreign stock exchange, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, and any advertising expenses connected with any offers they may make.

           7. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnification obligation with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, or liabilities purchased Offered Securities or upon any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto in accordance with Section 6(c)) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section 7(a) above, and by the Company, in the case of parties indemnified pursuant to Section 7(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate Public Offering Price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

          (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

           8. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

           9. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                         FORM OF UNDERWRITING AGREEMENT


                                                               , 2000


Herman Miller, Inc.
855 E. Main Avenue
Zeeland, Michigan 49464

Dear Sirs and Mesdames:

         We (the "MANAGER") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Herman Miller, Inc., a Michigan corporation (the "Company"), proposes to issue and sell
$              aggregate initial offering price of [Full title of Debt
Securities] (the "DEBT SECURITIES"). The Debt Securities are sometimes referred to herein as the "OFFERED SECURITIES." The Debt Securities will be issued
pursuant to the provisions of an Indenture dated as of                , 2000 as
supplemented by the First Supplemental Trust Indenture dated as of             ,
2000 (the "INDENTURE") between the Company and Bank One Trust Company, National Association, as Trustee (the "TRUSTEE").

         Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Debt Securities set forth below
opposite their names at a purchase price of     % of the principal amount of
Debt Securities [, plus accrued interest, if any, from [Date of Offered Securities] to the date of payment and delivery]:



                       NAME                           PRINCIPAL AMOUNT OF DEBT
                                                             SECURITIES
--------------------------------------------------- ----------------------------



                                                    ----------------------------

         Total.....................................

         [The principal amount of Debt Securities to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities sold pursuant to Delayed Delivery Contracts.]

         The Underwriters will pay for the Offered Securities [(less any Offered Securities sold pursuant to Delayed Delivery Contracts)] upon delivery thereof
at                at        a.m. (New York City time) on            , 2000, or
at such other time, not later than 5:00 p.m. (New York City time) on           ,
2000 as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

         The Offered Securities shall have the terms set forth in the Prospectus
dated            , 2000, and the Prospectus Supplement dated             , 2000,
including the following:

Terms of Debt Securities


Maturity Date:                                               ,
                                            ------------- ---  -----
Interest Rate:                                               ,
                                            ------------- ---  -----
Redemption Provisions:                                       ,
                                            ------------- ---  -----
Interest Payment Dates:                                        and
                                            ------------- ----

                                            ------------- ----
                                            commencing
                                                       ---------------
                                               ,
                                            --- ------
[(Interest accrues from:                                      ,      )]
                                            ------------- ---  -----
Form and Denomination:
                                            -------------



[Other Terms:]

         [The commission to be paid to the Underwriters in respect of the Offered Securities purchased pursuant to Delayed Delivery Contracts arranged by
the Underwriters shall be    % of the principal amount of the Debt Securities so
purchased.]

         All provisions contained in the document entitled Herman Miller, Inc.
Underwriting Agreement Standard Provisions (Debt Securities) dated        ,
2000, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control and (ii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

         The Offered Securities will be made available for checking and
packaging at the office of                at             at least 24 hours prior
to the Closing Date.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                            Very truly yours,

                            [NAME OF MANAGER]

                            Acting severally on behalf of itself and the several
                               Underwriters named herein



                            By:
                               -------------------------------------------------
                               Name:
                               Title:

Accepted:

HERMAN MILLER, INC.



By:
   -------------------------------------
   Name:
   Title:

                                                                      SCHEDULE I


                            DELAYED DELIVERY CONTRACT


                                                             , 2000


Dear Sirs and Mesdames:

         The undersigned hereby agrees to purchase from Herman Miller, Inc., a Michigan corporation (the "COMPANY"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the
"SECURITIES"), offered by the Company's Prospectus dated                   ,
2000 and Prospectus Supplement dated                 , 2000, receipt of copies
of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "DELIVERY DATE."

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of
                              , New York, N.Y., at 10:00 a.m. (New York City
time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Agreement; that the obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "UNDERWRITERS") named in the Prospectus

Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

         Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this Agreement.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                        Very truly yours,

                                        ----------------------------------------
                                           (Purchaser)

                                        By:
                                           -------------------------------------

                                           -------------------------------------
                                           (Title)


                                           -------------------------------------
                                           (Address)

Accepted:

HERMAN MILLER, INC.

By:
   ----------------------------------
   Name:
   Title:

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)




                                         TELEPHONE NO.
                NAME                 (INCLUDING AREA CODE)       DEPARTMENT
------------------------------------ --------------------- ---------------------



------------------------------------ --------------------- ---------------------

                                                                      SCHEDULE A


SECURITIES:








PRINCIPAL AMOUNTS OR NUMBERS TO BE PURCHASED:








PURCHASE PRICE:








DELIVERY: